UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2018

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 — Other Events.

On April 4, 2018, Egalet US, Inc. and Egalet Ltd., subsidiaries of Egalet Corporation, (collectively, “Egalet” or the “Company”) filed a patent infringement lawsuit in the U.S. District Court for the District of Delaware against Teva Pharmaceuticals USA, Inc. (“Teva”). The lawsuit was filed under the Hatch-Waxman Act for Teva’s infringement of one of Egalet’s patents for ARYMO ER listed in the Approved Drug Products with Therapeutic Equivalence Evaluations, commonly known as the Orange Book— U.S. Patents No. 9,044,402. The lawsuit was filed in response to a paragraph IV certification Egalet received from Teva on February 23, 2018, stating that Teva had submitted an Abbreviated New Drug Application (“ANDA”) to the U.S. Food and Drug Administration (“FDA”) for a generic version of ARYMO ER™ (morphine sulfate) extended-release tablets (“ARYMO ER”).

Teva, as an ANDA applicant, is required to make certain certifications to the FDA concerning any patents listed for the approved product in the Orange Book.  A paragraph IV certification is a certification that the new product will not infringe an approved product’s listed patents, or that such patents are invalid.

This patent for ARYMO ER was granted following review by the U.S. Patent and Trademark Office, is presumed to be valid under governing law, and can only be invalidated in federal court with clear and convincing evidence.  Teva’s paragraph IV certification alleges that this U.S. patent is invalid and/or will not be infringed by Teva’s proposed product.

Under the Hatch-Waxman Act, Egalet was permitted to file suit within 45 days from its receipt of the paragraph IV certification and thereby automatically stay or bar the FDA from approving Teva’s ANDA for 30 months or until a district court decision that is adverse to the asserted patents, whichever is earlier. Egalet believes the assertions in Teva’s paragraph IV certification do not have merit, and Egalet intends to vigorously enforce its intellectual property rights relating to ARYMO ER.

Forward-Looking Statements

This report contains forward-looking statements, including statements regarding the Company’s belief regarding Teva’s paragraph IV certification and the Company’s intention to enforce its intellectual property rights. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Statements containing the words “may”, “could”, “would”, “should”, “will”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend” and similar expressions constitute forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the outcome of the patent infringement lawsuit; the Company’s ability to successfully enforce its intellectual property rights, and to defend its patents; the potential costs associated with a patent infringement lawsuit; the possible introduction of generic competition to ARYMO ER; and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K (as supplemented by the Company’s Quarterly Reports on Form 10-Q), which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Egalet Corporation
Dated: April 4, 2018
	By:	/s/ Stan Musial
Name: Stan Musial
Title: Chief Financial Officer

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